Exhibit 99.2

5J TRUCKING, LLC

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2018 AND 2017

CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1-2

FINANCIAL STATEMENTS

Balance Sheets	3-4

Statements of Income	5

Statements of Members’ Equity	6

Statements of Cash Flows	7-8

Notes to Financial Statements	9-14

INDEPENDENT AUDITORS’ REPORT

To the Members

5J Trucking, LLC

We have audited the accompanying financial statements of 5J Trucking, LLC (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

To the Members

5J Trucking, LLC

Opinion

In our opinion, the financial statements referred to on page 1 present fairly, in all material respects, the financial position of 5J Trucking, LLC as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Bolton, Sullivan, Taylor & Weber, L.L.P.

Palestine, Texas

July 5, 2019

5J TRUCKING, LLC

BALANCE SHEETS

DECEMBER 31, 2018 AND 2017

	2018	2017
ASSETS

CURRENT ASSETS
Cash	$187,098	$193,758
Accounts receivable
Trade, net	52,616	18,115
Related party	348,501	351,097
Notes receivable - current portion	423,277	50,855
Prepaid expenses	278,447	263,653

TOTAL CURRENT ASSETS	1,289,939	877,478

PROPERTY AND EQUIPMENT (at cost)
Buildings	715,921	715,921
Cranes	10,536,569	10,822,280
Trucks, trailers and winches	33,099,446	31,261,224
Machinery and equipment	4,246,967	4,701,085

Total property and equipment	48,598,903	47,500,510
Less accumulated depreciation	(31,827,065)	(33,402,710)

TOTAL NET PROPERTY AND EQUIPMENT	16,771,838	14,097,800

OTHER ASSETS
Notes receivable, net of current portion	669,478	83,059

TOTAL OTHER ASSETS	669,478	83,059

TOTAL ASSETS	$18,731,255	$15,058,337

The accompanying notes are an integral part of these financial statements.

5J TRUCKING, LLC

BALANCE SHEETS

DECEMBER 31, 2018 AND 2017

	2018	2017
LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$694,835	$659,436
Accrued expenses	74,958	85,707
State income taxes payable	140,500	105,000
Current portion of long-term debt	3,707,721	3,810,698

TOTAL CURRENT LIABILITIES	4,618,014	4,660,841

LONG-TERM DEBT, net of current portion	19,901,173	17,827,568

TOTAL LIABILITIES	24,519,187	22,488,409

MEMBERS' EQUITY (DEFICIT)	(5,787,932)	(7,430,072)

TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT)	$18,731,255	$15,058,337

The accompanying notes are an integral part of these financial statements.

5J TRUCKING, LLC

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017

OPERATING REVENUES	$25,919,903	$21,512,855

OPERATING EXPENSES
Commissions and contract services	80,059	57,326
Depreciation	3,671,684	3,417,887
Equipment expenses	516,060	410,275
Insurance	1,367,962	1,240,222
Licenses and permits	2,142,414	1,639,160
Miscellaneous	31,100	20,209
Rent	144,000	205,000
Repairs	76,252	53,683
Payroll and benefits	9,023,088	7,243,831
Rigging supplies	246,640	135,834
Safety expenses	24,039	13,453
Taxes	206,226	202,400
Travel	803,447	781,605
Trucking expenses	4,842,777	4,290,289
Vehicle expenses	87,324	90,283
Shop expenses	141,505	103,659

TOTAL OPERATING EXPENSES	23,404,577	19,905,116

GROSS PROFIT (LOSS)	2,515,326	1,607,739

GENERAL AND ADMINISTRATIVE	569,167	1,020,834

INCOME (LOSS) FROM OPERATIONS	1,946,159	586,905

OTHER INCOME (EXPENSE)
Gain on sale of fixed assets	2,294,386	264,280
Other income	64,662	781
Interest expense	(743,820)	(618,880)

NET OTHER INCOME (EXPENSE)	1,615,228	(353,819)

INCOME (LOSS) BEFORE PROVISION FOR
INCOME TAXES	3,561,387	233,086

STATE INCOME TAX EXPENSE	(132,597)	(96,326)

NET INCOME (LOSS)	$3,428,790	$136,760

The accompanying notes are an integral part of these financial statements.

5J TRUCKING, LLC

STATEMENTS OF MEMBERS' EQUITY

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017

MEMBERS' EQUITY (DEFICIT) AT BEGINNING OF YEAR	$(7,430,072)	$(7,902,832)

Net income (loss)	3,428,790	136,760

Contributions (Distributions) from/to Members	(1,786,650)	336,000

MEMBERS' EQUITY (DEFICIT) AT END OF YEAR	$(5,787,932)	$(7,430,072)

The accompanying notes are an integral part of these financial statements.

5J TRUCKING, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$3,428,790	$136,760

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	3,671,684	3,417,887
Amortization	-	12,136
Gain on sale of fixed assets	(1,427,171)	(264,280)
Gain on distribution of property	(867,215)	-
Bad debt expense	161,598	666,302
Decrease (Increase) in accounts receivable	(471,653)	(610,993)
Decrease (Increase) in prepaid expenses	(14,794)	115,064
(Decrease) Increase in accounts payable	18,925	(42,073)
(Decrease) Increase in accrued expenses	24,751	102,914

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	4,524,915	3,533,717

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of property and equipment	(1,200,854)	(603,982)
Proceeds from disposal of equipment	460,752	237,435
Payments received from equipment sold on contract	439,159	16,586

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(300,943)	(349,961)

CASH FLOWS FROM FINANCING ACTIVITIES

Reduction in long-term debt	(3,889,632)	(3,260,658)
Member contributions (distributions)	(341,000)	336,000

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(4,230,632)	(2,924,658)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,660)	259,098

CASH (OVERDRAFT) AND CASH EQUIVALENTS AT
BEGINNING OF YEAR	193,758	(65,340)

CASH (OVERDRAFT) AND CASH EQUIVALENTS AT END OF YEAR	$187,098	$193,758

The accompanying notes are an integral part of these financial statements.

5J TRUCKING, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest	$743,820	$606,744
State income taxes	97,097	46,326

Noncash investing and financing transactions:
Acquisition of property and equipment:
Cost of property and equipment	7,077,588	7,237,255
Property and equipment loans	(5,876,734)	(6,633,273)

Cash down payments	$1,200,854	$603,982

Sale of property and equipment:
Equipment sold on contract	$1,398,000	$230,500

Property distributions:
Fair value of property distributed	1,175,000	-
Cost basis	(307,785)	-

Gain on distribution	$867,215	$-

The accompanying notes are an integral part of these financial statements.

5J TRUCKING, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2018 AND 2017

ORGANIZATION

5J Trucking, LLC (the Company) is a limited liability company organized under the laws of the State of Texas on January 20, 2004, and headquartered in Palestine, Texas.

NATURE OF OPERATIONS

The Company provides rig mobilization, heavy hauling, compressor and production hauling and hotshot services to the oil and gas industry. Substantially all of these services are provided through 5J Oilfield Services, LLC, a related party.

SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements.

Use of Estimates. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification. Certain accounts relating to the prior year have been reclassified to conform to the 2018 presentation.

Concentration of Credit Risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. As of December 31, 2018 and December 31, 2017, the Company had no deposits in excess of federally insured limits at financial institutions. Substantially all (86%) of accounts receivable at December 31, 2018 and (92%) at December 31, 2017 was due from 5J Oilfield Services, LLC. Credit risk with respect to the accounts receivable is derived from 5J Oilfield Services, LLC granting credit to customers located throughout the United States.

Accounts Receivable. Accounts receivable are recorded net of the allowance for doubtful accounts of $618,864 at December 31, 2018 and $457,600 at December 31, 2017. The allowance for doubtful accounts is based on historical experience and an evaluation of the outstanding receivables at year end. Bad debt expense for the years ended December 31, 2018 and 2017, was $161,598 and $666,302, respectively.

SIGNIFICANT ACCOUNTING POLICIES (concluded)

Property and Equipment. Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful life of each class as follows:

Buildings	7-39 years
Cranes	10 years
Trucks, trailers and winches	7 years
Machinery and equipment	5-7 years

Maintenance and repairs are charged to expense as incurred and expenditures for major renewals and betterments are capitalized.

When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the results of operations.

Depreciation expense for 2018 and 2017, was $3,671,684 and $3,417,887, respectively.

Cash and Cash Equivalents. For purposes of the statement of cash flows, the Company considers all demand deposits, money market funds and cash on hand to be cash equivalents.

Income Taxes. The Company is a disregarded entity for Federal income tax purposes. Therefore, no provision for Federal income tax has been included in the financial statements.

The Company is subject to various state income taxes and a state income tax provision of $132,597 and $96,326, has been recorded for the years ended December 31, 2018 and 2017, respectively.

For federal and state income tax purposes, the tax returns essentially remain open for possible examination for a period of three years after the respective filing deadlines of those returns.

Members’ Liability. As a limited liability company, each member’s liability is limited to amounts reflected in their respective member equity accounts in accordance with the Operating Agreement.

Subsequent Events. Management has evaluated subsequent events through July 5, 2019, the date the financial statements were available to be issued.

LONG-TERM DEBT -less current portion

Long-term debt at December 31, 2018 and 2017 consists of the following :

		Date of	Maturity	Interest	Original	Payment	Balance	2018	2018	Balance	2019
Notes Payable	Collateral	Inception	Date	Rate	Amount	Method	12/31/2017	Additions	Reductions	12/31/2018	Prin. Due
Citizens National Bank	2014 Kobelco Crane	Dec-14	Nov-18	4.90%	700,000	Monthly	187,163	-	187,163	-	-
Equity	various equipment	Aug-15	Jun-18	8.21%	7,269,913	Monthly	1,027,027	-	1,027,027	-	-
Equity	(4) Manitowoc Cranes	Aug-15	Mar-19	6.00%	1.353,514	Monthly	733,951	-	552,331	181,620	181,620
5J Oilfield Services, LLC	Miscellaneous Loan Fd Cash Ace.	Dec-13	Jun-26	2.00%	13,887,658	Quarterly	12,387,658	-	250,000	12,137,658	400,000
Citizens National Bank	2017 Holden & 2007 Aspen Trailers	Nov- 16	Nov-19	5.00%	92,100	Monthly	60,424	-	30,836	29,588	29,588
Scott Financial	2014 Kobelco Crane	Apr-16	Apr-20	5.75%	516,127	Monthly	334,567	-	137,796	196,771	145,974
Scott Financial	2006 Manitowoc Crane	Apr-16	Jan-20	5.75%	335,246	Monthly	195,418	-	90,808	104,610	96,206
Scott Financial	2013 Kobelco Crane	Apr-16	Apr-20	5.75%	531,500	Monthly	344,533	-	141,979	202,554	150,323
ALLY	2017 GMC Truck	Mar-17	Mar-20	4.69%	28,443	Monthly	21,688	-	9,383	12,305	9,833
ALLY	2017 GMC Truck	Mar-17	Mar-20	4.76%	30,368	Monthly	23,162	-	10,017	13,145	10,504
ALLY	2017 GMC Truck	Apr-17	Apr-20	4.59%	33,665	Monthly	26,564	-	11,066	15,498	11,585
ALLY	2017 GMC Truck	Apr-17	Apr-20	4.59%	42,762	Monthly	33,742	-	14,057	19,685	14,716
ALLY	2017 GMC Truck	Jun-17	Jun-20	4.59%	26,148	Monthly	22,719	-	8,497	14,222	8,895
ALLY	2017 GMC Truck	Jul-17	Jul-20	3.39%	18,380	Monthly	15,933	-	6,013	9,920	6,220
A LLY	2017 Chevrolet Truck	Sep-17	Sep-20	4.40%	30,996	Monthly	28,56 1	-	10,011	18,550	10,461
ALLY	2018 Chevrolet Truck	Oct-1 7	Oct-20	4.59%	29,318	Monthly	27,790	-	9,421	18,369	9,862
Citizens National Bank	13 Trailers	Aug-17	Aug-22	5.50%	448,000	Monthly	416,508	-	80,376	336,132	84,615
Scott Financial	Kobelco Crane	Aug-17	Aug-21	5.75%	550,500	Monthly	500,033	-	131,173	368,860	136,647
Scott Financial	2017 Kobelco Crane	Dec-17	Dec-22	5.75%	784,877	Monthly	784,877	-	139,357	645,520	147,623
Triumph	9 Trucks and 3 Trailers	Oct-17	Oct-20	5.50%	1,162,749	Monthly	1,018,881	-	368,540	650,341	389,625
De Lage Landen	2017 Grove Crane	Dec-17	Jan-24	5.48%	3,447,067	Monthly	3,447,067	-	455,923	2,991,144	524,904
Citizens Bank of Crockett	2 Trailers	Jan-18	Jan-21	6.5% floating	144,810	Monthly	-	144,810	41,145	103,665	47,888
Mercedes-Benz	1 Western Star Truck	Feb-18	Jul-21	6.15%	100,000	Monthly	-	100,000	22,061	77,939	27,625
Citizens National Bank	2 Kenworths	Jun-18	May-22	5.75%	319,120	Monthly	-	319,120	36,079	283,041	75,338
Citizens National Bank	2 Trailers	Jul-18	Jul-22	5.49%	368,000	Monthly	-	368,000	34,754	333,246	86,719
Mercedes-Benz	8 Western Star Trucks	Aug- 18	Sep-23	5.50%	1,344,961	Monthly	-	1,344,961	55,998	1,288,963	244,171
Volvo Financial	4 Volvo Trucks	Oct-18	Oct-22	5.50%	596,565	Monthly	-	596,565	22,331	574,234	138,358
Volvo Financial	2 Volvo Trucks	Dec-18	Nov-22	5.50%	309,993	Monthly	-	309,993	5,789	304,204	71,567
Mercedes-Benz	2 Western Star Trucks	Dec-18	Dec-23	5.84%	334,047	Monthly	-	334,047	-	334,047	58,771
Triumph	5 Kenworth Trucks	Nov-18	Jan-22	6.00%	1,000,750	Monthly	-	1,000,750	-	1,000,750	280,792
Citizens National Bank	2018 Cat Crane	Dec-18	Dec-22	6.00%	900,000	Monthly	-	900,000	-	900,000	205,641
Volvo Financial	3 Volvo Trucks	Dec-18	Dec-22	5.50%	442,313	Monthly	-	442,313	-	442,313	101,650

	Totals				$37,179,890		$21,638,266	$5,860,559	$3,889,931	$23,608,894	$3,707,721

					Total Long-Term Debt				$23,608,894
					Less current portion				$3,707,721
					Total Long-Term Debt, net of current portion				$19,901,173

Maturities of long-term debt in each of the next five years are as follows :

December 31,2019	$3,707,721
December 31,2020	3,815,387
December 31,2021	4,417,512
December 31,2022	3,928,609
December 31,2023	2,957,173
Thereafter	$4,782,492
$23,608,894

Total interest expense for the years ended December 31, 20 18 and 2017, was $743,820 and $618,880, respectively.

COMMITMENTS AND CONTINGENCIES

The Company has guaranteed 5J Oilfield Services, LLC’s Line of Credit with VeraBank with a balance of $3,064,696 as of December 31, 2018. The line of credit matures on October 4, 2019, and has a maximum borrowing amount of $8,000,000. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. As of December 31, 2018, the related party is current with its debt payments.

The Company has guaranteed two of Certified Crane and Rigging Services, LLC’s notes payable due to Equify Financial, LLC with balances of $2,941,079 and $2,476,773 as of December 31, 2018. Payments on the debts are due monthly with final payments due during the year ending December 31, 2022. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. At December 31, 2018, including accrued interest, the maximum potential amount of future payments under the guarantees would be $6,114,949. As of December 31, 2018, the related party is current with its debt payments.

The Company has also guaranteed a Line of Credit for Certified Crane and Rigging Services, LLC with a balance of $1,312,552 as of December 31, 2018. The line of credit matures on February 16, 2020, and has a maximum borrowing amount of $2,020,000. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. As of December 31, 2018, the related party is current with its debt payments.

The Company is contingently liable in respect to lawsuits and other claims arising from the ordinary course of its operations. The Company believes that either there are meritorious defenses to substantially all such actions or that any liability that may finally be determined, net of insurance, should not have a material affect on the Company’s financial position.

RELATED PARTY TRANSACTIONS

During 2018 and 2017, the Company had transactions with 5J Oilfield Services, LLC (Oilfield Services), 5J Properties, LLC (Properties), Certified Crane and Rigging Services, LLC (Certified Crane), 903 Industries, and Schwab Trucking, LLC (Schwab) related through common ownership and management. The Company rents a crane to Certified Crane under a cancelable five year lease. The lease requires Certified Crane to pay the Company rent for the use of the equipment. The following is a description of the transactions with these entities for the years ended December 31, 2018 and 2017:

5J Oilfield Services, LLC

-	The Company rents a substantial portion of its trucks, cranes and other equipment to Oilfield Services under cancelable five year leases. The leases require Oilfield Services to pay the Company rent for the use of the equipment, equivalent to a percentage of the revenue generated by the equipment. In addition, the rent will be reduced by:

the gross amount paid by or on behalf of Oilfield Services to any driver of the leased equipment for wages a percentage of the driver’s gross wages to cover payroll taxes and operations and administrative expenses other miscellaneous expenses such as driver physicals, drug and alcohol screens, fines, etc.

RELATED PARTY TRANSACTIONS (concluded)

5J Oilfield Services, LLC (concluded)

-	The Company also receives revenue from Oilfield Services for the use of its terminal facilities and from commissions related to job performance.

-	Accounts receivable includes $346,331 and $340,098 due from Oilfield Services as of December 31, 2018 and 2017, respectively.

-	Accounts payable includes $0 and $1,208 due to Oilfield Services as of December 31, 2018 and 2017, respectively.

-	Long-Term Debt includes $12,137,658 and $12,387,658 due to Oilfield Services as of December 31, 2018 and 2017, respectively. Interest expenses incurred on the debt was $250,260 in 2018 and $253,342 in 2017. See the long-term debt information on page 11 for more details.

-	The Company reported gross revenue of $24,862,942 reduced by $10,985,253 of expenses during 2018 and gross revenue of $20,665,691 reduced by $8,878,796 of expenses during 2017 from Oilfield Services.

The Company’s transactions with other related parties are summarized below:

	2018	2017
Accounts Receivable due from Certified Crane	$-	$4,454
Accounts Receivable due from Schwab	2,170	6,544

Accounts Payable due to Properties	17,000	17,000

Operating Revenue from Certified Crane	780,392	651,291
Operating Revenue from Schwab	81,286	85,294
Operating Revenue from 903 Industries	27,932	11,654

Contract service expense to Certified Crane	-	9,126
Rental expense to 5J Properties	102,000	102,000
Truck expense to 903 Industries	4,198	2,122

Bad Debt expense from Certified Crane	156,810	685,147
(included in General and Administrative expense)

Gain on sale of fixed assets from Certified Crane	867,215	-

NOTES RECEIVABLE

Notes receivable consisted of the following at December 31:

	2018	2017
Matthew Solt, with interest at 8%	$165,643	$-
Antero M. Zulueta, with interest at 8%	160,645	-
A-Starr Logistics, LLC, with interest at 8.5%	148,861	-
Banks Heavy Haul, with interest at 8%	131,811	-
Boyd Farner Jr., with interest at 8%	93,651	-
PCN Transportation, with interest at 7.5%	86,407	121,893
2J Trucking, LLC, with interest at 8%	78,263	-
PCN Transportation, with interest at 8%	59,448	-
Donna K. Slinker, with interest at 7.5%	58,250	-
Danny DelAngel, with interest at 8%	55,833	-
William Corley, with interest at 7.5%	53,943	-
Dean Cole, with no interest	-	6,702
Urbano Elizando, with no interest	-	5,319
	1,092,755	133,914
Less current portion	(423,277)	(50,855)

Notes receivable - less current portion	$669,478	$83,059

All Notes Receivable are secured by equipment.

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